                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                PRINTRONIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                                 PRINTRONIX(R)

                                14600 MYFORD ROAD
                                 P.O. BOX 19559
                            IRVINE, CALIFORNIA 92623

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2001



        The Annual Meeting of Stockholders of Printronix, Inc. will be held at the principal executive offices of the Company, located at 14600 Myford Road, Irvine, California, 92623 on Wednesday, August 22, 2001 at 9:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement:

        1. To elect five directors to hold office until the next annual meeting of stockholders.

        2. To approve an amendment to the 1994 Stock Incentive Plan to increase by 500,000 the number of shares available for awards, and to remove specific grants of options to directors and to substitute discretionary grants on any basis permitted by Rule 16b-3 promulgated by the Securities and Exchange Commission.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on June 25, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

July 18, 2001
                                                    GEORGE L. HARWOOD
                                           Senior Vice President, Finance & IS,
                                           Chief Financial Officer and Secretary

                                 PRINTRONIX(R)

                                14600 MYFORD ROAD
                                 P.O. BOX 19559
                            IRVINE, CALIFORNIA 92623

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 22, 2001

        This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Printronix, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders of the Company to be held on Wednesday, August 22, 2001 and at any adjournments thereof, for the purposes set forth in the accompanying notice. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about July 18, 2001.

        The close of business on June 25, 2001 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 5,846,839 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share.

        In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate's or candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The five candidates receiving the highest number of affirmative votes shall be elected. In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of persons nominated by the Board of Directors.

        Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the five nominees for directors named below and FOR the other proposal set forth herein.

                               PROPOSAL NUMBER 1:

                              ELECTION OF DIRECTORS

        The By-laws of the Company authorize a minimum of five and a maximum of nine directors, the actual number of authorized directors to be determined by the Board of Directors. Currently, the number of authorized directors is five who are to be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the proxies received, unless otherwise specified, will be voted for the five nominees named below, each of whom is an incumbent director of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

        There is set forth below as to each of the five nominees for election as a director, his or her principal occupation, age, the year he or she became a director of the Company, and additional biographical data.

ROBERT A. KLEIST

        Mr. Kleist, age 72, is one of the founders of the Company and has served as a director and its President and Chief Executive Officer since its formation in 1974. He held the additional office of Chief Financial Officer from February 1987 until October 1988 and from August 1985 until January 1986.

BRUCE T. COLEMAN

        Mr. Coleman, age 62, has served as a director of the Company since February 1994 and previously from 1976 to 1989. Since September 1991, he has been the Chief Executive Officer of El Salto Advisors, a consulting firm which provides interim management to computer software and service companies. Mr. Coleman served as interim CEO for several software technology companies over the last ten years. Mr. Coleman is a director of Websense Inc. and Stamps.com.

JOHN R. DOUGERY

        Mr. Dougery, age 61, has served as a director of the Company since 1978. Mr. Dougery was a general partner of Dougery & Wilder and its predecessor from 1981 to 1997, a partnership specializing in venture capital investments. Since 1997, Mr. Dougery has been independently engaged in the business of selecting and managing venture capital investments. Mr. Dougery is a director of Exodus Communications, Inc.

CHRIS WHITNEY HALLIWELL

        Ms. Halliwell, age 52, has served as a director of the Company since 1998. Ms. Halliwell is currently principal of Chris Halliwell, a technology marketing consulting firm, and an instructor for the Executive Education Marketing curriculum at the Caltech Industrial Relations Center in Pasadena, California. Prior to starting her own consulting business, she was managing partner at Regis McKenna, Inc., where she was a consultant since 1984, a marketing director for Intel Corporation and a sales representative for IBM.

ERWIN A. KELEN

        Mr. Kelen, age 66, has served as a director of the Company since 1977. From January 1984 to September 1990, he was the President and Chief Executive Officer of DataMyte Corporation, a manufacturer of factory data collection systems. Since October 1990, Mr. Kelen has been the principal of Kelen Ventures, a venture capital and investment firm. Mr. Kelen is a director of Computer Network Technology Corporation, Insignia Systems Inc. and CyberOptics Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company held five meetings during the fiscal year ended March 30, 2001. All directors attended at least 75% of the meetings of the Board and its committees on which they served. In addition to action taken at the meetings, the Board and its committees on occasion act by unanimous written consent.

        The Board of Directors has established standing Audit and Stock Option Committees but does not have standing nominating or compensation committees.

        The Audit Committee, which held two meetings during fiscal year 2001, was composed of Messrs. Dougery, Coleman and Kelen. The Audit Committee meets periodically with the Company's independent auditors and Company financial personnel, as a group or separately, to oversee the planning and performance of the annual audit and to consult as to audit, accounting and financial matters. The Audit Committee brings to the attention of the Company any recommendations of the independent auditors for improvements in accounting procedures and internal controls.

        The Stock Option Committee is composed of Messrs. Dougery and Kelen. This committee, which acted by written consent on 18 occasions during fiscal year 2001, administers the 1994 Stock Incentive Plan.

        Directors who are not employees of the Company receive fees in amounts determined from time to time by the Board. During fiscal year 2001, directors were paid at the rate of $10,000 per year plus $750 for each meeting of the Board of Directors or its committees attended. Directors who are employees of the Company do not receive any additional compensation for their services as directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth information as of May 25, 2001, regarding the beneficial ownership of the Common Stock of the Company by (i) all persons known by the Company to be beneficial owners of more than 5% of its outstanding stock, (ii) each of the directors of the Company, and (iii) all officers and directors of the Company as a group.

                                                                 RIGHTS TO
                                         SHARES OF COMMON         ACQUIRE
                                        STOCK BENEFICIALLY       BENEFICIAL                              PERCENT
  BENEFICIAL OWNER                           OWNED (1)          OWNERSHIP (2)          TOTAL             OF CLASS
  ----------------                      ------------------      -------------        ---------           --------
Robert A. Kleist                             1,210,622             39,377            1,249,999             21.0%
  14600 Myford Road
  P.O. Box 19559
  Irvine, CA 92623

Dimensional Fund Advisors Inc.(3)              546,327                 --              546,327              9.2%
  1299 Ocean Ave., 11th Floor
  Santa Monica, CA 90401

Wellington Management Co.                      437,300                 --              437,300              7.4%
  75 State Street
  Boston, MA 02109

Brinson Partners, Inc.                         373,100                 --              373,100              6.3%
  209 S. LaSalle Street
  Chicago, IL 60604

Awad Asset Management, Inc.                    355,000                 --              355,000              6.0%
  250 Park Ave., 2nd Floor
  New York, NY 10177

John R. Dougery                                 80,667             10,127               90,794              1.5%

Erwin A Kelen                                   51,313             10,217               61,440              1.0%

Bruce T. Coleman                                15,100             10,127               25,227              0.4%

Chris Whitney Halliwell                          4,000              5,065                9,065              0.2%

All officers and directors as a              1,704,097            245,047            1,949,144             31.7%
group (14 persons including the
persons named above)

        (1) Except as otherwise noted, the beneficial owners enjoy sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.

        (2) Includes shares which the party or group has the right to acquire by the exercise of stock options which are currently exercisable or exercisable within 60 days after May 25, 2001.

        (3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16 of the Securities Act of 1934, as amended, the Company's officers and directors and holders of more than 10% of the Company's Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission.

        Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year 2001 all Section 16 filing requirements applicable to reporting persons were complied with.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

        The Board of Directors makes all decisions on compensation of the Company's executives. During the 2001 fiscal year, the Board included four non-employee directors, Bruce T. Coleman, John R. Dougery, Chris Whitney Halliwell and Erwin A. Kelen and one employee director, Robert A. Kleist, Chief Executive Officer ("CEO") and Chairman of the Board. Robert A. Kleist does not participate in the Board's discussion of the Chief Executive Officer's compensation.

COMPENSATION PHILOSOPHY

        The Board has adopted an executive compensation program designed to link executive compensation to the performance of the Company and is based upon the following principles:

        - To provide the level of total compensation necessary to attract and retain key executives critical to the long-term success of the Company.

        - To provide a compensation plan that rewards performance by maintaining the base salary comparable to average salaries in the industry while creating opportunities for higher total compensation through Company performance bonuses and stock incentives.

        - To properly balance compensation between short-term and long-term results.

        The executive total compensation consists of two elements: (A) an annual component consisting of base salary and quarterly bonuses and (B) a long-term component consisting of stock options.

(A)     Annual Component

        Base Salary:       Base salaries for individual executive officers are
                           measured against the industry norms for companies of comparable revenue size. This data is gathered from the American Electronics Association and the Radford
                           Associates Executive Compensation Surveys. The total base salaries for the group of executive officers is set to approximate industry norms.

        Quarterly Bonus:   The Board has approved an incentive compensation plan
                           for officers that is partly based upon achievement of quarterly Company profitability targets and partly based upon revenue growth targets. The Board approves the participation of executive officers in the plan.
                           The plan was established to provide incentive compensation of varying percentage levels of base salaries.

(B)     Long-term Compensation

        Stock Options:     The Stock Option Committee of the Board of Directors
                           administers the 1994 Stock Incentive Plan (the "1994
                           Plan"), which provides for grants of stock options and restricted stock awards. The 1994 Plan was established to advance the interests of the Company and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and key employees of the Company. Stock options are granted periodically at the fair market value of Printronix stock on the date of grant. They are generally exercisable in 25% increments over four years and expire five to ten years after the date of grant.

        Restricted Stock:  Pursuant to restricted stock awards previously granted to certain officers, such persons acquired stock of the Company which was subject to repurchase by the Company in certain circumstances. The consideration for the shares was in the form of promissory notes. Effective March 26, 1999, those stock awards were amended such that all shares previously purchased are now vested and the Company no longer has a right to repurchase. The promissory notes were also amended to provide for payment on or after March 26, 2001. During the period ending March 26, 2001, the shares remained pledged to the Company as security for repayment of the notes. Effective April 2, 2001, the promissory notes were again amended to extend the term to April 2, 2003 and to stop the accrual of interest.

CHIEF EXECUTIVE OFFICER COMPENSATION

        The non-employee members of the Board of Directors review the CEO's total compensation package. A comparison is made between the current total compensation paid to the CEO and CEOs of companies of similar revenue size in the Company's industry.

        From October 2000, Robert A Kleist, CEO, voluntarily took a 12.5% reduction in base salary which lowered the amount to a rate of $278,611 per year. This was done in response to the Company's financial goals not being met and Mr. Kleist's personal philosophy to pay for performance. Prior to this salary reduction, his base cash compensation was below that of his peers within the comparable industry.

        The Board may grant restricted stock awards to the CEO under the Company's 1994 Plan in order to balance the risk/reward element of the position. No restricted stock awards were granted in the last fiscal year. Specific grants of stock options under the 1994 Plan are set forth in that Plan. During the 2001 fiscal year, the CEO was granted a nonqualified stock option of 15,750 shares at fair market value on the date of grant under the 1994 Plan.

                                          BOARD OF DIRECTORS

                                          Robert A Kleist
                                          Bruce T. Coleman
                                          John R. Dougery
                                          Chris Whitney Halliwell
                                          Erwin A. Kelen

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                           ----------------------------------------------  ---------------------------------------------
                                                                                  AWARDS             PAYOUTS
                                                                  OTHER    -----------------------   -------       ALL
                                                                  ANNUAL   RESTRICTED   SECURITIES     LTIP       OTHER
NAME AND                                                          COMPEN-    STOCK      UNDERLYING     PAY-      COMPEN-
PRINCIPAL                            SALARY           BONUS       SATION    AWARD(s)     OPTIONS/      OUTS       SATION
POSITION                   YEAR       ($)              ($)        ($)(1)     ($)(2)       SARs(#)     ($)(2)      ($)(3)
--------                   ----      -------         -------      -------  ----------   ----------    ------     -------
R.A. KLEIST                2001      297,298          38,043      15,600                  15,750           0       8,180
President and CEO          2000      288,223         176,052      15,600                  15,750           0       9,553
                           1999      258,180         142,185      15,600                  15,750      50,000      13,280

T.A. CHAPMAN(*)            2001      179,953          14,726      11,700                  49,250           0       2,690
Sr. Vice President -       2000      171,796          62,554      11,600                  25,500           0       2,892
Engineering and
Chief Technical
Officer

C.V. FITZSIMMONS           2001      179,951          14,954      11,700                  42,500           0       2,690
Sr. Vice President -       2000      172,537          69,146      11,700                  11,250           0       2,892
Worldwide                  1999      164,796          59,660      11,700                  11,250      37,500       3,440
Manufacturing

R. GABAI                   2001      181,885          14,884      11,700                  46,550           0       3,980
Sr. Vice President -       2000      171,729          68,828      11,700                  11,250           0       4,392
Marketing                  1999       93,357          20,044       6,975                  11,250      37,500       3,394

G.L. HARWOOD               2001      211,542          17,579      11,700                  42,500           0       3,290
Sr. Vice President -       2000      202,826          96,285      11,700                  11,250           0       3,549
Finance and IS, Chief      1999      193,720          70,199      11,700                  11,250      37,500       3,627
Financial Officer and
Corporate Secretary

R.A. STEELE(**)            2001      195,356          16,234      11,700                  11,250           0       3,290
Sr. Vice President -       2000      187,841          75,356      11,700                  11,250           0       3,549
Sales                      1999      182,257(4)       79,829      11,700                  11,250      37,500       3,609

(*) Mr. Chapman became an executive officer of the Company on April 3, 1999.

(**) Mr. Steele has not been an officer of the Company since March 30, 2001.

(1) Car allowance

(2) On March 30, 2001, the aggregate number of shares of restricted stock sold to certain officers was 266,000 and the value of such shares, computed in accordance with Securities and Exchange Commission regulations, was $1,504,576. The shares were sold at their respective dates of grant (in fiscal years 1998 and 1999), and were subject to the Company's obligation to repurchase them if certain performance criteria were not met in increments over a period of years. The amounts set forth above under the heading "LTIP Payouts" reflects the value of those shares. That value is also included in the aggregate amount set forth in this footnote.

        Effective March 26, 1999, the Company and various of its employees and directors who had purchased restricted stock in fiscal years 1998 and 1999 entered into agreements amending the prior purchase agreements and related promissory notes. During the period ending March 26, 2001, the shares remained pledged to the Company as security for repayment of the notes. Effective April 2, 2001, the promissory notes were again amended to extend the term to April 2, 2003 and to stop the accrual of interest.

(3) All other compensation consists of 401(k) matching contributions and life insurance.

(4) Includes $14,623 in sales bonuses paid in 1999.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                       ------------------------------------------------------         VALUE AT ASSUMED
                       NUMBER OF                                                       ANNUAL RATES OF
                       SECURITIES   PERCENT OF TOTAL                                     STOCK PRICE
                       UNDERLYING     OPTIONS/SARs     EXERCISE                        APPRECIATION FOR
                        OPTIONS/       GRANTED TO      OR BASE                          OPTION TERM (1)
                          SARs        EMPLOYEES IN      PRICE      EXPIRATION       ----------------------
NAME                   GRANTED(#)      FISCAL YEAR    ($/SH)(2)       DATE           5%($)          10%($)
----                   ----------   ----------------  ---------    ----------       -------        -------
R.A. KLEIST              15,750           2.13          7.125         2/8/06         31,400         68,511

T.A. CHAPMAN              6,750           0.92         10.625        7/13/02          7,351         15,061
                         11,250           1.52         10.625        7/13/05         33,025         72,975
                         31,250           4.22          5.375        3/14/11        105,635        267,699

C.V. FITZSIMMONS         11,250           1.52         10.625        7/13/05         33,025         72,975
                         31,250           4.22          5.375        3/14/11        105,635        267,699

R. GABAI                  4,050           0.55         10.625        7/13/02          4,411          9,037
                         11,250           1.52         10.625        7/13/05         33,025         72,975
                         20,000           2.70          5.375        3/14/03         11,019         22,575
                         11,250           1.52          5.375        3/14/11         38,028         96,372

G.L. HARWOOD             11,250           1.52         10.625        7/13/05         33,025         72,975
                         31,250           4.22          5.375        3/14/11        105,635        267,699

R.A. STEELE              11,250           1.52         10.625        7/13/05         33,025         72,975

(1) The dollar amounts under these columns are based on 5% and 10% appreciation rates in accordance with the rules of the Securities and Exchange Commission. This table is not intended to predict future movement of the Company's stock price.

(2) All stock options were granted at the fair market value price on the date of grant.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND
                        FISCAL YEAR-END OPTION/SAR VALUES

                                                                           NUMBER OF
                                                                           SECURITIES           VALUE OF
                                                                           UNDERLYING        UNEXERCISED IN-
                                                                           UNEXERCISED          THE-MONEY
                                                                          OPTIONS/SARs         OPTIONS/SARs
                                                                          AT FY-END (#)      AT FY-END ($)(1)
                                                                          -------------      ----------------
                           SHARES ACQUIRED                                EXERCISABLE/        EXERCISABLE/
NAME                       ON EXERCISE (#)     VALUE REALIZED ($)         UNEXERCISABLE       UNEXERCISABLE
----                       ---------------     ------------------         -------------      ----------------
R.A. KLEIST                         0                    0                39,377/39,373              0/0

T.A. CHAPMAN                        0                    0                22,001/70,749          0/8,791

C.V. FITZSIMMONS                2,250                9,376                16,876/59,374          0/8,791

R. GABAI                            0                    0                23,178/65,222          0/8,791

G.L. HARWOOD                        0                    0                16,876/59,374          0/8,791

R.A. STEELE                         0                    0                16,876/28,124              0/0

(1) Based on the difference between the fair market value of $5.6563 per share on March 30, 2001 and the option exercise price.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee, which acts pursuant to an Audit Committee Charter approved by the Board of Directors, a copy of which is included as Exhibit A to this proxy statement, oversees Printronix's reporting process on behalf of the Board of Directors. The Audit Committee consists of three non-employee directors, each of whom is independent as defined by Rule 4200 (a) (14) of the National Association of Securities Dealers' listing standards.

        Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Printronix's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. While they have experience in business and financial matters, as required by the Audit Committee Charter, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

        The Audit Committee has reviewed and discussed with management of Printronix the audited financial statements for the 2001 fiscal year; discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented; received a written disclosure letter from Printronix's independent certified public accountants as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the independent certified public accountants the independent account's independence; and based on the preceding review and discussion contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in Printronix's Annual Report on Form 10-K for the 2001 fiscal year for filing with the Securities and Exchange Commission.

                                                     AUDIT COMMITTEE
                                                     John R. Dougery, Chairman
                                                     Bruce T. Coleman
                                                     Erwin A. Kelen

AUDIT FEES

        The Company was billed approximately $135,500 for professional services by Arthur Andersen LLP, our independent auditors. These fees were for the audit of the Company's annual financial statements for the most recent fiscal year ended March 30, 2001, and interim reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during the last fiscal year.

ALL OTHER FEES

        The Company was billed approximately $261,750 for all other services rendered by Arthur Andersen LLP for the most recent fiscal year ended March 30, 2001. The majority of these fees relate to tax consulting and compliance requirements.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of companies on the National Association of Securities Dealers Automated Quotations ("NASDAQ") U.S. Companies Index and Peer Group Index over the same period of time. The Peer Group Index is a Computer Peripherals Industry Group created by Media General Financial Services, Inc.


             CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ INDEX,
                    COMPUTER PEER GROUP AND PRINTRONIX, INC.

Fiscal Year 2001                  Printronix       Computer Peripherals       NASDAQ Market Index
----------------                  ----------       --------------------       -------------------
Measurement Point -3/29/96          $100                  $100                       $100

FYE 3/29/96                        $100.00               $100.00                    $100.00

FYE 3/27/97                        $106.80               $101.22                    $111.87

FYE 3/27/98                        $136.58               $141.86                    $169.07

FYE 3/26/99                         $99.61               $153.32                    $220.94

FYE 3/31/00                        $163.27               $390.02                    $406.86

FYE 3/30/01                         $46.46               $144.05                    $167.46

Assumes $100 invested on March 29, 1996 in Printronix, Inc. Common Stock, the NASDAQ U.S. Companies Index and Peer Group Common Stock. Total stockholder returns assume reinvestment of dividends.

                               PROPOSAL NUMBER 2:

                  AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN TO
             INCREASE BY 500,000 THE NUMBER OF SHARES AVAILABLE FOR
               AWARDS AND TO REMOVE SPECIFIC GRANTS OF OPTIONS TO
               DIRECTORS AND TO SUBSTITUTE DISCRETIONARY GRANTS ON
              ANY BASIS PERMITTED BY RULE 16b-3 PROMULGATED BY THE
                       SECURITIES AND EXCHANGE COMMISSION

        On June 6, 2001, the Board of Directors approved an amendment to the Company's 1994 Stock Incentive Plan (the "1994 Plan"). The Board directed that this amendment be submitted to the Stockholders for their consideration and approval at the Annual Meeting. The description of the 1994 Plan and of the proposed amendment, which are set forth below, are qualified in all respects by reference to the 1994 Plan as amended. A copy of the 1994 Plan including the proposed amendment is attached to this Proxy Statement as Exhibit B.

        The purposes of Proposal Number 2 are twofold: The first purpose is to increase by 500,000 the number of shares authorized for issuance under the 1994 Plan. No shares remain available for grant as of May 25, 2001. All share numbers have been adjusted to reflect both stock dividends declared since the adoption of the 1994 Plan. The second purpose is to allow awards to be made to directors on the same basis as to officers and employees, provided the grant also satisifes the requirements of Rule 16b-3, promulgated by the Securities and Exchange Commission, as that rule may be amended from time to time. That rule currently allows grants to directors if approved by the entire board of directors, if the transaction is approved by the stockholders or if certain holding requirements are met by the recipient of the award. Treating directors the same as officers and employees will give the board of directors greater flexibility in fashioning awards designed to adequately compensate directors consistent with those of other companies similarly situated.

        The Board of Directors believes that stock awards are an important and useful incentive to attract and retain qualified persons to serve as officers, directors and key employees of the Company and constitute an important element of the compensation and incentive packages for key employees. The amendment will therefore enhance the 1994 Plan and further its purposes by making additional shares available for grant.

DESCRIPTION OF THE 1994 PLAN

        The 1994 Plan authorizes the sale of up to a total of 2,125,000 shares of the Company's Common Stock pursuant to any of three types of "Stock Awards":
(i) "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options that do not qualify as incentive stock options ("nonqualified stock options"), and (iii) restricted stock purchase agreements ("restricted stock").

        Administration of the 1994 Plan is performed by the Board of Directors or a committee composed of three or more directors appointed by the Board. Presently, the 1994 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"), which is composed of three directors. The Committee has authority to determine in its discretion which eligible persons are to be granted Stock Awards, the number of shares covered by each Stock Award, whether such awards are to be incentive stock options, nonqualified stock options, or restricted stock, and certain other terms of each Stock Award. Provided, however, that grants of nonqualified stock options to directors are not made by the Committee. Rather, such grants are specified in the 1994 Plan itself.

        The Committee has indicated its intention that Stock Awards to purchase shares of Common Stock will be issued under agreements which condition the individual's right to exercise the award and retain the shares on his or her continued service to the Company, or any parent or subsidiary of the Company, during a period of four years from the date of grant. In the case of stock options, the optionee generally will be able to purchase the shares in installments only after each installment has vested. Under restricted stock purchase agreements, it is intended that the individual will purchase the shares at the time the Stock Award is granted; the shares will be restricted in the sense that the individual's right to full beneficial ownership of the shares will vest upon achievement of certain performance criteria. If the individual's service terminates for any reason, the Company will be entitled to repurchase the unvested shares at the individual's original purchase price. The Committee, however, has the authority under the 1994 Plan to determine the terms of each stock option and each restricted stock purchase agreement, which need not be identical.

        Directors, officers, key employees and consultants of the Company or of any present or future parent or subsidiary of the Company are eligible to participate in the 1994 Plan. However, only employees are eligible to receive incentive stock options.

        The Committee determines the purchase price of the shares subject to each Stock Award. The purchase price for shares subject to incentive stock options may not be less than the fair market value of the Company's Common Stock on the date the option is granted. Shares sold pursuant to nonqualified stock options or restricted stock purchase agreements, however, may be at prices that are more or less than the fair market value of the Common Stock on the date such Stock Award is granted. There is no limitation under the 1994 Plan as to the amount of the discount from fair market value at which such prices may be established. It is the intention of the Committee, however, to offer purchase discounts only in such amounts as it deems necessary or appropriate to attract or retain the services of key people.

        An incentive stock option granted to an optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company, must have an option price equal to at least 110% of the fair market value of the shares subject to the option on the date of grant. The fair market value of the stock for which an employee may be granted incentive stock options under the 1994 Plan and all other incentive stock option plans of the Company or any parent or subsidiary of the Company in any calendar year may not exceed $100,000 plus certain carryover amounts from prior years.

        The Committee has the power to set the period during which each option may be exercised; provided, however, that no option may be exercised more than ten years after the date of grant thereof. However, an incentive stock option granted to a person then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, must be exercised within five years from the date such incentive stock option is granted.

        The purchase price for shares purchased under the 1994 Plan may be paid in cash, or, with the consent of the Committee, by delivery of a full-recourse promissory note, by the assignment and delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price, by any other legal consideration acceptable to the Committee, or by any combination of the above.

        A Stock Award may not be transferred or assigned, except by will or the laws of descent and distribution, and during the lifetime of the recipient the Stock Award may be exercised only by him or her.

        In the event that there is a change in the Company's capital structure by reason of merger, consolidation, reorganization, recapitalization, stock split, stock dividend or otherwise, the number and kind of shares subject to the 1994 Plan and the rights under outstanding Stock Awards, both as to the number of shares and the purchase price, will be adjusted appropriately. However, if the Company is not the surviving corporation in any merger, consolidation, acquisition of stock or property, separation or reorganization, each outstanding option shall terminate, unless the surviving corporation assumes the outstanding options or replaces them with options of comparable value. In the event that the surviving corporation does not assume or replace outstanding options under the 1994 Plan, each optionee shall have the right to exercise his or her outstanding options for up to the full number of covered shares.

        The term of the 1994 Plan is ten years. The Board of Directors may terminate or amend the 1994 Plan at any time, except that, without approval of the Company's stockholders, the Board of Directors may not increase the aggregate number of shares subject to the 1994 Plan or change the class of persons eligible to receive Stock Awards under the 1994 Plan. Changes to the 1994 Plan altering grants of nonqualified stock options to directors may not generally be made more frequently than every six months and then only with stockholder approval.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options.

        Under federal law, there are no tax consequences to either the Company or the optionee upon grant or exercise of an incentive stock option. When the optionee sells or otherwise disposes of the shares acquired upon the exercise of an incentive stock option, the entire gain or loss realized will be treated as capital gain or loss if the disposition occurs more than one year after the option was exercised and more than two years after the date of grant of the option. However, if the disposition occurs before either the one-year or two-year periods have elapsed, any gain realized will be taxed as compensation income in an amount equal to the difference between the option price and either the fair market value of the shares at the time of exercise or the sale price, whichever is less, and the balance, if any, will be treated as capital gain. Any loss realized will be treated as capital loss. Special rules may apply in specific circumstances, such as the use of already-owned stock to exercise an incentive stock option. The Company will be entitled to a deduction for federal income tax purposes only to the extent the optionee recognizes compensation income upon the disposition of the shares.

Nonqualified Stock Options and Restricted Stock.

        There are no federal income tax consequences to either the Company or the optionee upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option or the purchase of restricted stock, the purchaser will recognize compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of purchase and the purchase price for such shares, unless the shares acquired are subject to repurchase by the Company and/or the purchaser is subject to suit pursuant to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In either such case, the purchaser would recognize compensation income in an amount equal to the difference between the purchase price and the fair market value of the shares acquired, as of the later of the date the Company's right to repurchase the shares lapses or the date the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act.

        However, a purchaser whose tax measurement date would be after the date of purchase for either of the foregoing reasons, may elect to be taxed as of the date of purchase by filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code not later than 30 days after the date the shares are purchased. If the Section 83(b) election is made, the purchaser will not recognize any additional income as and when the Company's repurchase right, if any, lapses or the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act. The Company is entitled to a tax deduction in an amount equal to the compensation income recognized by the purchaser. The purchaser's basis in the shares acquired will be increased by the amount of compensation income recognized. Any subsequent gain or loss recognized upon the sale of such shares will be treated as capital gain or loss.

        The affirmative vote of the holders of a majority of the shares of common stock represented and voting at the meeting is required for approval of the amendment to the 1994 Stock Incentive Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                           VOTE FOR PROPOSAL NUMBER 2.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen LLP, independent public accountants, audited the financial statements of the Company for the fiscal year ended March 30, 2001. A member of Arthur Andersen LLP is expected to be present at the meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. Independent public accountants for the fiscal year ending March 29, 2002 have been selected by the Board of Directors after a review and recommendation to the Board by the Audit Committee.

                              STOCKHOLDER PROPOSALS

        Stockholders who wish to present proposals for action at the 2002 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no earlier than May 21, 2002 and no later than June 20, 2002, for inclusion in next year's Proxy Statement and proxy.

                               GENERAL INFORMATION

        The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, special letter or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Mellon Investor Services, LLC a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or other employees for such services, but Mellon Investor Services, LLC will be paid its customary fee, estimated to be about $9,500.

        The Board of Directors presently knows of no other business which will come before the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

                                       By Order of the Board of Directors

                                                     GEORGE L. HARWOOD
                                            Senior Vice President, Finance & IS,
                                           Chief Financial Officer and Secretary
July 18, 2001

                                                                       EXHIBIT A

                    PRINTRONIX, INC. AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of Directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

COMPOSITION

The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent Directors, and free from any relationship that in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

- Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Corporation and its subsidiaries.

- Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Further, the Committee periodically should review the Corporation's policy statements to determine their adherence to the code of ethics.

- Review the internal audit function of the Corporation including the independence and authority of its reporting obligations; the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Review the internal reports to management prepared by the internal audit department and management's response.

- Provide an open avenue of communication among the independent accountants, financial, and senior management, the internal auditing department, and the Board of Directors.

- Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

- Upon review, recommend to the Board that the annual audited financial statements be included in the 10K.

- Investigate any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

- Review and update this Charter periodically, at least annually, as conditions dictate.

                                                                       EXHIBIT B

(Underlined words indicate additions being made to the Plan. Words within
 ----------
brackets [ ] are being deleted.)

(All share numbers have been adjusted to reflect both stock dividends declared since the adoption of the 1994 Plan.)

                                PRINTRONIX, INC.

                            1994 STOCK INCENTIVE PLAN

                              AMENDED AND RESTATED

1. ESTABLISHMENT OF THE PLAN

        (a) Purposes. The Printronix, Inc. 1994 Stock Incentive Plan (the "Plan") is hereby established to advance the interests of Printronix, Inc. (the "Company") and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors, employees and consultants of the Company upon whose judgment, initiative and effort the successful conduct and development of the business of the Company largely depends.

        (b) Types of Stock Awards. To accomplish these purposes, the Company is authorized under this Plan to:

                        (i) grant stock options that qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

                        (ii) grant stock options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"); and

                        (iii) issue and sell shares of its common stock subject to conditions and restrictions relating to vesting and resale of the shares ("Restricted Stock").

Unless the context clearly indicates otherwise, the term "Option" shall mean an option to purchase common stock of the Company and shall include both Incentive Stock Options and Nonqualified Stock Options, and the term "Stock Award" shall include both Options and Restricted Stock.

2. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

Subject to adjustment pursuant to the provisions of Section 9 hereof, an aggregate of 2,625,000 [2,125,000] shares of the Company's common stock may be
             ---------
issued pursuant to Stock Awards granted under this Plan, not more than 225,000 shares of which may be issued to directors of the Company. Such shares may be either authorized and unissued shares of common stock or shares of common stock issued and thereafter repurchased by the Company. If any Option expires or terminates without having been exercised in full, or shares of common stock are repurchased by the Company pursuant to the terms of any Option agreement or Restricted Stock agreement, the shares of common stock allocable to the unexercised portion of such Option and any shares repurchased shall again be available for issuance pursuant to the Plan.

3. ADMINISTRATION OF THE PLAN

        (a) Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a committee composed of at least three directors (the "Committee") appointed from time to time by the Board. As hereinafter used in this Plan, the term "Committee" shall refer to the Board if no Committee is then designated.

        (b) Powers of Committee. Subject to the express provisions of the Plan and such terms and conditions as may be prescribed by the Board, the Committee shall have authority in its discretion to determine from among eligible persons those to whom and the time or times at which Stock Awards may be granted, the number of shares subject to each Stock Award, whether each Stock Award shall be an Incentive Stock Option, a Nonqualified Stock Option, Restricted Stock or a combination thereof, the period for the exercise of each Option and for the purchase of Restricted Stock, and all other terms and conditions of each Stock Award. [However, the grant of Options to directors are specified in
                Section 8 of the Plan and may not be varied by the Committee, absent stockholder approval as provided in that section.] Subject to the express provisions of the Plan, and such terms and conditions as may be prescribed by the Board, the Committee shall also have complete authority to construe and interpret the Plan, the terms of each Stock Award granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan. Minutes shall be kept of all meetings of the Committee and all actions taken by the Committee without a meeting shall be evidenced by written consents.

4. ELIGIBILITY

        (a) Incentive Stock Options. Only key employees (excluding directors who are employees) of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to receive Incentive Stock Options under the Plan. The aggregate fair market value (determined as of the time the Option is granted) of the shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under this Plan and all other plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

        (b) Nonqualified Stock Options. Key employees, directors and officers (whether or not employees), and consultants of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to receive Nonqualified Stock Options under the Plan.

        (c) Restricted Stock. Key employees, directors, officers (whether or not employees), and consultants of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to purchase Restricted Stock under the Plan.

5. AGREEMENTS

Stock Awards granted pursuant to the Plan shall be evidenced by written agreements (which need not be identical) in such form as the Committee shall from time to time establish. Each agreement shall specify the number of shares for which the Stock Award is granted, the purchase price per share and, subject to the express provisions of the Plan, such other terms and conditions as the Committee in its discretion shall determine. Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Incentive Stock Options as "incentive stock options" under Section 422 of the Code.

6. PURCHASE PRICE

        (a) Incentive Stock Options. The purchase price of the shares subject to each Incentive Stock Option shall be set by the Committee; provided, however, that the purchase price per share shall not be less than the fair market value of such shares on the date such Incentive Stock Option is granted; and provided further, that in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424
                (d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the purchase price per share shall not be less than 110% of the fair market value of such shares on the date such Incentive Stock Option is granted.

        (b) Nonqualified Stock Options and Restricted Stock. The purchase price of the shares subject to each Nonqualified Stock Option and the purchase price for each share of Restricted Stock sold pursuant to this Plan shall be set by the Committee; provided, however, that the purchase price per share of the shares subject to each Nonqualified Stock Option shall not be less than the fair market value of such shares on the date such Nonqualified Stock Option is granted.

        (c) Fair Market Value. For the purpose of this Plan, "fair market value" of a share of common stock on a specified date shall be the closing price of a share of common stock on the principal exchange on which shares of the Company's common stock are listed on such date, or if shares were not traded on such date, then on the next preceding day during which a sale occurred; or, if the shares are not so listed but are traded in the over-the-counter market, the closing sale price in the NASDAQ National Market System or the average of the closing bid and asked prices on such date as reported by NASDAQ or similar entity, or if none of the above is applicable, the value of a share as established by the Committee for such date using any reasonable method of evaluation.

7. OTHER TERMS AND CONDITIONS

        (a) Consideration and Payment for Shares. Each agreement shall state the form of consideration and method of payment for the shares subject to such agreement, and may include cash, the purchaser's personal check, promissory notes, shares of common stock of the Company owned by the purchaser, any other legal consideration acceptable to the Committee, or by any combination of the foregoing. Any shares of common stock of the Company tendered to the Company in payment or partial payment of the purchase price shall be valued at the fair market value on the date of exercise of the Option or purchase of Restricted Stock.

        (b) Exercise of Options. Each agreement evidencing an Option shall specify the period during which the Option may be exercised; provided, however, that no Option may be exercised more than ten years after the date of grant thereof. Notwithstanding the foregoing, an Incentive Stock Option granted to a person then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, may not be exercised later than the expiration of five years from the date such Incentive Stock Option is granted.

        (c) Non-Transferability. No Stock Award shall be transferable or assignable by the person to whom such Stock Award is granted otherwise than by will or by the laws of descent and distribution. During the lifetime of the person to whom a Stock Award is granted, the Stock Award shall be exercisable only by him.

        (d) Termination of Relationship with the Company. Whenever the relationship with the Company of the holder of a Stock Award is terminated by the Company for cause, all such Stock Awards shall immediately terminate and, in the case of Stock Options, shall cease to be exercisable.

        (e) Additional Terms and Conditions. The Committee may impose such additional terms and conditions upon the grant of any Option or the sale of any Restricted Stock, including without limitation, repurchase rights in favor of the Company, restrictions on the vesting of shares, and restrictions upon transfer, as the Committee in its discretion shall determine.

8. SPECIAL PROVISIONS RELATING TO DIRECTORS

        [(a) Administration. The timing, amount, exercise price and restrictions on exercise of grants to directors of Nonqualified Stock Options are established under the Plan. Administration of the Plan with respect to directors, to the extent necessary, will be provided by the Board of Directors of the Company. No discretion concerning decisions shall be afforded to any person who is not a "disinterested" person under Rule 16b-3, promulgated by the Securities and Exchange Commission. Options granted to directors must comply with the applicable provisions of Rule 16b-3 or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Securities Exchange Act of 1934.

        (b) Number of Shares Granted. Upon adoption of the Plan, and annually thereafter, each director is granted an Option to purchase shares of common stock. Further, upon first becoming a director of the Company each new director is granted an additional option to purchase shares of common stock; provided, however, that no such additional grant shall be made to a director who will within the following six months become entitled to receive a grant of an Option. The number of shares for each grant shall be 4,050 as to outside directors and 15,750 as to employee-directors.

        (c) Exercise Price. The per share exercise price of Options shall be the fair market value of the Company's common stock on the date of grant.

        (d) Time of Exercise. Options granted to directors of the Company shall become exercisable in four equal annual installments commencing one year after the date of grant.

        (e) Amendment. The provisions in this Section 8 of the Plan may not be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.]

The Plan shall be administered with respect to directors so as to comply with
-----------------------------------------------------------------------------
the provisions of Rule 16b-3, promulgated by the Securities and Exchange
------------------------------------------------------------------------
Commission, as that Rule may be amended from time to time.
----------------------------------------------------------

9. ADJUSTMENTS UPON CHANGES IN STOCK AND OTHER EVENTS

        (a) In the event that the shares of common stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split-up or stock dividend, or otherwise, (i) the aggregate number and kind of shares subject to the Plan shall be adjusted appropriately; and (ii) rights under outstanding Stock Awards granted under the Plan, both as to the number of shares and the purchase price, shall be adjusted appropriately.

        (b) In the event of dissolution or liquidation of the Company, or any merger, consolidation, acquisition of property or stock, separation or reorganization in which the Company is not the surviving corporation, each outstanding Option shall terminate, unless the surviving corporation assumes the outstanding Options or replaces them with new options of comparable value in accordance with the provisions of Section 424(a) of the Code; provided, however, that should the surviving corporation not assume or replace the outstanding Options under the Plan, each optionee shall have the right, immediately prior to such dissolution, liquidation, merger, consolidation, acquisition of property or stock, separation or reorganization, to exercise his or her outstanding Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised.

        (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee (which may provide for the elimination of fractional share interests) and shall be final and binding upon all optionees, the Company and all interested persons.

10. CONDITIONS TO ISSUANCE OF STOCK

The Company shall not be required to issue or deliver any certificate for shares of stock purchased upon the exercise of an Option, or any shares of Restricted Stock sold pursuant to the Plan, or any portion thereof, prior to the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable.

11. RIGHTS AS STOCKHOLDER

A person to whom a Stock Award has been granted shall have no rights or privileges as a stockholder with respect to any shares covered by such Stock Award until certificates representing such shares have been issued by the Company.

12. OTHER COMPENSATION PLANS

The adoption of this Plan shall not affect any other stock option or incentive or other compensation plan in effect for the Company or any parent or subsidiary of the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or compensation plans or arrangements for employees, officers, directors or consultants of the Company or any parent or subsidiary of the Company.

13. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective upon the earlier of either its adoption by the Board or its approval by the stockholders of the Company. However, unless the Plan is approved by the stockholders of the Company within 12 months before or after the date of the Board's initial adoption of the Plan, the Plan and all Stock Awards granted hereunder shall be cancelled. No Option may be exercised or Restricted Stock sold prior to and unless such stockholder approval is obtained. Unless previously terminated by the Board, the Plan shall terminate ten years after it becomes effective, and no Stock Award may be granted under the Plan thereafter, but such termination shall not affect any Stock Award granted prior to such date.

14. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

The Board of Directors may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may (i) increase the aggregate number of shares subject to the Plan except as contemplated in Section 9 hereof, or (ii) change the standards of eligibility to receive a Stock Award under the Plan. Neither the termination, amendment or modification of the Plan shall, without the consent of the holder of a Stock Award, alter or impair any rights or obligations under any Stock Award granted prior to the date of termination, amendment or modification.

PROXY

                                PRINTRONIX, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 22, 2001

The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 25, 2001 at the annual meeting of stockholders to be held on August 22, 2001 or any adjournment thereof.







                            - FOLD AND DETACH HERE -

                                                    PLEASE MARK
                                                    YOUR CHOICE       [X]
                                                    LIKE THIS IN
                                                    BLUE OR
                                                    BLACK INK.



PROPOSAL NUMBER 1:
To elect five directors to hold office until the next annual meeting of stockholders.


                       FOR                           WITHHOLD
                 all nominees listed                 AUTHORITY
                 below (except as marked       to vote for all nominees
                 to the contrary)                   listed below

                       [ ]                              [ ]



(INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

01 R. Kleist, 02 B. Coleman, 03 J. Dougery, 04 C. Halliwell,  05 E. Kelen

PROPOSAL NUMBER 2:

To approve an amendment to the 1994 Stock Incentive Plan to increase by 500,000 the number of shares available for awards, and to remove specific grants of options to directors and to substitute discretionary grants on any basis permitted by Rule 16b-3 promulgated by the Securities and Exchange Commission.

                     FOR           AGAINST             ABSTAIN

                     [ ]             [ ]                 [ ]

PROPOSAL NUMBER 3:
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.






THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF FIVE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE AND DISTRIBUTE VOTES FOR ANY OR ALL OF THE NOMINEES NAMED ABOVE FOR WHICH THE AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.



Please sign exactly as name appears hereon.


                                  NO PRINT AREA



Signature(s)______________________________________________ Date:________, 2001
Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign in the full corporate name, by duly authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named must sign.



                            - FOLD AND DETACH HERE -